UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2025

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

Closing of Notes Offering

On August 27, 2025, Gaming and Leisure Properties, Inc. (“GLPI”) closed the previously announced offering (the “Offering”) of $1,300,000,000 aggregate principal amount of Notes (as defined below), co-issued by its operating partnership, GLP Capital, L.P. (the “Operating Partnership”), and GLP Financing II, Inc., a wholly-owned subsidiary of the Operating Partnership (“GLP Financing”, and together with the Operating Partnership, the “Issuers”). The Notes were issued in two tranches, the first of which is comprised of senior notes due 2033 (the “2033 Notes”) and the second of which is comprised of senior notes due 2037 (the “2037 Notes”, and together with the 2033 Notes, the “Notes”). The Notes are senior unsecured obligations of the Issuers, guaranteed by GLPI.

Indentures for the Notes

The Issuers issued the Notes on August 27, 2025 pursuant to an Indenture, dated as of October 30, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of March 28, 2016 (the “First Supplemental Indenture”), and, with respect to the 2033 Notes, the Fifteenth Supplemental Indenture, dated as of August 27, 2025 (the “Fifteenth Supplemental Indenture”), and, with respect to the 2037 Notes, the Sixteenth Supplemental Indenture, dated as of August 27, 2025 (the “Sixteenth Supplemental Indenture”, and together with the Base Indenture, the First Supplemental Indenture and the Fifteenth Supplemental Indenture, the “Indenture”), among the Issuers, GLPI, as parent guarantor, and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The 2033 Notes mature on February 15, 2033 and bear interest at a rate of 5.250% per annum. Interest on the 2033 Notes is payable on February 15 and August 15 of each year, beginning on February 15, 2026. The 2037 Notes mature on November 1, 2037 and bear interest at a rate of 5.750% per annum. Interest on the 2037 Notes is payable on May 1 and November 1 of each year, beginning on May 1, 2026.

The Issuers may, at their option, redeem all or part of either series of Notes at any time prior to the date that is, with respect to the 2033 Notes, 60 days, and with respect to the 2037 Notes, 90 days, prior to the maturity date of the applicable series of Notes (the “Par Call Date”), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus, in the case of the 2033 Notes, 20 basis points, and in the case of the 2037 Notes, 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to the redemption date. The Notes also are subject to redemption requirements imposed by gaming laws and regulations.

The Notes are guaranteed on a senior unsecured basis by GLPI. The Notes are the Issuers’ senior unsecured obligations and rank pari passu in right of payment with all of the Issuers’ senior indebtedness, and senior in right of payment to all of the Issuers’ future subordinated indebtedness, if any, without giving effect to collateral arrangements. The Notes will be effectively subordinated to the Issuers’ future secured indebtedness, if any, to the extent of the value of the assets securing such indebtedness. The Notes will not be guaranteed by any of the Operating Partnership’s subsidiaries, except in the event that the Operating Partnership in the future issues certain subsidiary-guaranteed debt securities, and, therefore, unless and until such time, the Notes are structurally subordinated to all liabilities of any of the Operating Partnership’s subsidiaries (excluding GLP Financing).

The Indenture contains covenants limiting the Issuers’ ability to: incur additional debt and use their assets to secure debt; and merge or consolidate with another company. The Indenture also requires the Issuers to maintain a specified ratio of unencumbered assets to unsecured debt. These covenants are subject to a number of important and significant limitations, qualifications and exceptions. Events of default under the Indenture include, among others, the following: default for 30 days in the payment when due of interest on the Notes; default in payment when due of the principal of, or premium, if any, on the Notes; failure to comply with certain covenants in the Indenture for 60 days after the receipt of notice from the Trustee or holders of 25% in aggregate principal amount of the Notes; and acceleration or payment default of debt of the Issuers in excess of a specified amount; certain events of bankruptcy or insolvency. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Issuers, all Notes then outstanding will become due and payable immediately without further action or notice. If any other event of default occurs with respect to the Notes, the Trustee or holders of 25% in aggregate principal amount of the Notes may declare all the Notes to be due and payable immediately.

The Notes were offered to the public at an initial offering price of, in the case of the 2033 Notes, 99.642% of par value, and in the case of the 2037 Notes, 99.187% of par value. The net proceeds from the Offering, after deducting underwriting discounts and commissions and estimated expenses, were approximately $1.28 billion. The Issuers intend to use the net proceeds from the Offering to fund the redemption in full of their $975.0 million 5.375% senior unsecured notes due April 15, 2026 at a redemption price equal to par, plus accrued and unpaid interest to, but not including, the date of redemption, plus a make-whole premium, and any related fees and expenses. The Issuers intend to use the remaining proceeds for working capital and general corporate purposes, which may include funding development and expansion projects at existing and new properties, repayment of indebtedness, capital expenditures and other general business purposes.

The foregoing description of the Indenture does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Base Indenture, the First Supplemental

Indenture, the Fifteenth Supplemental Indenture (including the form of 2033 Note attached thereto) and the Sixteenth Supplemental Indenture (including the form of 2037 Note attached thereto), which are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated herein by this reference.

This Current Report on Form 8-K (the “Report”) does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of GLPI or the Issuers, including, without limitation, the Notes offered and sold in the Offering.

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including our expectations regarding our ability to complete the Offering and apply the net proceeds as indicated. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” or the negative or other variation of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Such forward looking statements are inherently subject to risks, uncertainties and assumptions about GLPI and its subsidiaries, including risks related to the following: (i) GLPI’s ability to apply the net proceeds from the Offering as indicated; (ii) the ability of GLPI or its partners to successfully complete construction of various casino projects currently under development for which GLPI has agreed to provide construction development funding, and the ability and willingness of GLPI’s partners to meet and/or perform their respective obligations under the applicable construction financing and/or development documents; (iii) the impact that higher inflation and interest rates and uncertainty with respect to the future state of the economy could have on discretionary consumer spending, including the casino operations of our tenants; (iv) unforeseen consequences related to U.S. government economic, monetary or trade policies and stimulus packages on inflation rates, interest rates and economic growth; (v) the ability of GLPI’s tenants to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including, without limitation, to satisfy obligations under their existing credit facilities and other indebtedness; (vi) the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease the respective properties on favorable terms; (vii) the degree and nature of GLPI’s competition; (viii) the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing GLPI’s planned acquisitions or projects; (ix) the potential of a new pandemic, or other health crises, including the effect on the ability or desire of people to gather in large groups (including in casinos), which could impact GLPI’s financial results, operations, outlooks, plans, goals, growth, cash flows, liquidity, and stock price; (x) GLPI’s ability to maintain its status as a real estate investment trust (“REIT”), given the highly technical and complex Internal Revenue Code provisions for which only limited judicial and administrative authorities exist, where even a technical or inadvertent violation could jeopardize REIT qualification and where requirements may depend in part on the actions of third parties over which GLPI has no control or only limited influence; (xi) the satisfaction of certain asset, income, organizational, distribution, shareholder ownership and other requirements on a continuing basis in order for GLPI to maintain its REIT status; (xii) the ability and willingness of GLPI’s tenants and other third parties to meet and/or perform their obligations under their respective contractual arrangements with GLPI, including lease and note requirements and in some cases, their obligations to indemnify, defend and hold GLPI harmless from and against various claims, litigation and liabilities; (xiii) the ability of GLPI’s tenants to comply with laws, rules and regulations in the operation of GLPI’s properties, to deliver high quality services, to attract and retain qualified personnel and to attract customers; (xiv) the ability to generate sufficient cash flows to service and comply with financial covenants under GLPI’s outstanding indebtedness; (xv) GLPI’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to GLPI, including for the satisfaction of our funding commitments to the extent drawn by our partners, acquisitions or refinancings due to maturities; (xvi) the ability of our tenants to decline our funding commitments by seeking alternative financing solutions and/or if our tenants do elect to utilize our funding commitments, the amounts drawn and the timing of these draws may be different than what GLPI assumed; (xvii) adverse changes in GLPI’s credit rating; (xviii) the availability of qualified personnel and GLPI’s ability to retain its key management personnel; (xix) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to real estate, REITs or to the gaming, lodging or hospitality industries; (xx) changes in accounting standards; (xxi) the impact of weather or climate events or conditions, natural disasters, acts of terrorism and other international hostilities, war (including the current conflict between Russia and Ukraine and conflicts in the Middle East) or political instability; (xxii) the risk that the historical financial statements do not reflect what the business, financial position or results of operations of GLPI may be in the future; (xxiii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xxiv) other factors described in GLPI’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. GLPI undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Report may not occur as presented or at all.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of October 30, 2013, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to GLPI’s Current Report on Form 8-K filed on November 1, 2013)

4.2	First Supplemental Indenture, dated as of March 28, 2016, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to GLPI’s Current Report on Form 8-K filed on March 28, 2016)

4.3	Fifteenth Supplemental Indenture, dated as of August 27, 2025, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee

4.4	Sixteenth Supplemental Indenture, dated as of August 27, 2025, among GLP Capital, L.P. and GLP Financing II, Inc., as Issuers, Gaming and Leisure Properties, Inc., as Parent Guarantor, and Computershare Trust Company, N.A. as successor to Wells Fargo Bank, National Association, as Trustee

4.5	Form of 2033 Note (included in Exhibit 4.3 above)

4.6	Form of 2037 Note (included in Exhibit 4.4 above)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 27, 2025	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Peter M. Carlino
	Name:	Peter M. Carlino
	Title:	Chairman of the Board and Chief Executive Officer